NEVILL FINANCIAL LEASING

# EQUIPMENT LEASE

v02.17.11

Agreement Number:

Agreement Date:

| | | | |
|---|---|---|---|
| **Lessee Name:** | Oxysure Systems | **Supplier:** | **Nevill Business Machines, Inc.** |
| **Lessee Address:** | 10880 John W Elliot Drive Suite 600 | | **1305 West Beltline , Suite 320** |
| | Frisco, TX 75034 | | **Carrollton Texas 75006** |

**Equipment Location (if different):** Same

| Equipment Model(s) | Serial Number | Accessories |
|---|---|---|
| Sharp MX-2300N | | |
| | | |
| | | |

☐ see attached schedule for additional equipment/accessories

**Advanced Deposit Payments** $ 0

**Number of Payments** 36 @ $ 133.00 per month (plus taxes) **Lease end purchase option: fair market value**

**IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT:** To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for (i) if you are a legal entity, your name, address, and other information that will allow us to identify you; (ii) if you are an individual, your name, address, and date of birth. We may also ask to see your driver's license or other identifying documents.

**1. Lease.** You (the "Lessee") unconditionally and irrevocably agree to lease from us, Nevill Financial Leasing (the "Lessor"), the Equipment listed above (the "Equipment") on the terms set forth in this Lease Agreement and in any Exhibit(s) and/or other attachments referencing this Lease Agreement (collectively, this "Lease"), which Equipment is being purchased from the supplier(s) described above (each a "Supplier"). You authorize us to adjust the Lease payments by up to 15% if the cost of the Equipment or taxes differ from the Supplier's estimate. The Lease is effective on the date that it is accepted and signed by us, and the term of this Lease begins on that date or any later date that we designate (the "Commencement Date") and continues thereafter for the number of months indicated above. Lease payments are due as invoiced by us. The Lease starts on the day the Equipment is delivered to you and the Lease payments shall be payable in advance beginning on the Commencement Date or any later date designated by us. As you will have possession of the Equipment from the date of its delivery, if we accept and sign this Lease you will pay us interim rent for each day from the date the Equipment is delivered to you until the Commencement Date, calculated on the Lease payment amount, the number of days in that period, and a year of 360 days. If requested, you will sign a separate Equipment acceptance certificate. If the payment amount shown above includes support or maintenance charges, you acknowledge that we collect such charges for the service provider only as an accommodation to you.
We may charge you and you shall pay to us a one-time administration fee of $75.00 to reimburse us for documentation and investigation costs. Your Lease obligations are absolute, unconditional, and are not subject to cancellation, reduction, setoff or counterclaim. When a payment is not made when due, you agree to pay us a late charge of 10% for each payment or $29, whichever is greater. We may charge you a fee of $55 for any check that is returned. ONLY WE ARE AUTHORIZED TO WAIVE OR CHANGE ANY TERM, PROVISION OR CONDITION OF THE LEASE. You agree this is a non-cancelable Lease.
**2. Equipment Use, Warranties and Maintenance.** We are leasing the Equipment to You "AS IS" AND MAKE NO WARRANTIES, EXPRESS OR IMPLIED, and INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE. We transfer to you any manufacturer warranties. You are required to keep the Equipment in good working condition and to pay for all supplies and repairs. If the Equipment is attached to real estate, it remains our personal property and you agree not to permit a lien to be placed upon the Equipment or remove it without our prior written consent. We are not responsible for any service obligations. Regardless of a default in maintenance by the service provider, Lessee is obligated to pay Lessor lease payments per the Lease agreement.
**3. Assignment.** You agree not to transfer, sell, sublease, assign, pledge or encumber either the Equipment or any rights under this Lease without our prior written consent. You agree that we may sell, assign or transfer the Lease and the new owner will have the same rights and benefits we now have and will not be subject to any claims, defenses or setoffs that you may have against us or any Supplier.
**4. Risk of Loss and Insurance.** You bear all risks of loss or damage to the Equipment and if any loss occurs you are nevertheless required to satisfy all of your Lease obligations. You will keep the Equipment insured against all risks of loss or damage for an amount equal to its replacement cost. You will list us as the sole loss payee for the Insurance and give us written proof of the insurance. If you do not give us such proof, we may elect to obtain insurance and you will pay us for any insurance premium and related costs, and an insurance fee on which we may earn a profit. We are not responsible for any losses or injuries caused by the Equipment and you will reimburse us and defend us against any such claims at your expense. This Indemnity will continue after the termination of this Lease. You will obtain and maintain comprehensive public liability insurance naming us as an additional insured with coverage and amounts acceptable to us.
**5. Taxes.** You agree to pay when due, either directly or as reimbursement to us, (i.e., sales, use and personal property) taxes and charges in connection with ownership and use of the Equipment. You will indemnify us on an after-tax basis against any loss of tax benefits we anticipated at the Commencement date, which loss arises out of your acts or omissions.
**6. CREDIT INFORMATION; FINANCIAL STATEMENTS.** YOU AUTHORIZE US OR ANY OF OUR AFFILIATES TO OBTAIN CREDIT BUREAU REPORTS, AND MAKE OTHER CREDIT INQUIRIES THAT WE DETERMINE ARE NECESSARY. You agree to provide us copies of your balance sheet, income statement and other financial reports as we may reasonably request.
**7. End of Lease.** If you do not give written notice to us at least 60 but not more than 120 days of your election to exercise any such purchase option or to return all of the Equipment at the end of Lease term, the Lease shall automatically renew for successive three-month periods on all of the original terms of this Lease. Provided you have given timely notice, you shall return the Equipment to us at your cost, in good condition and working order in a manner and to a location designated by us or remit the purchase option price. If you fail to notify us, or if you do not (i) purchase or (ii) return the Equipment as provided herein, this Lease will automatically renew at the same payment amount for consecutive 90-day periods until you notify us at least 30 days before the end of the renewal term that you will not renew and you return the Equipment at the end of the renewal term.
**8. Default and Remedies.** You are in default on this Lease if a) you fail to pay a Lease payment or any other amount when due; or b) You breach any other obligation under the Lease. If you are in default on the Lease we may: a) declare the entire balance of unpaid Lease payments for the Lease plus the Equipment's anticipated end of Lease fair market value or fixed price purchase option (the "Residual") with future Lease payments and the Residual discounted to the date of default at 3% per annum from the date of default; b) require that You immediately return the Equipment to us or we may peaceably repossess it. Any return or repossession will not be considered a termination or cancellation of the Lease. If the Equipment is returned or repossessed we will sell or re-lease the Equipment at terms we determine, at one or more public or private sales, with or without notice to you, and apply the net proceeds (after deducting related expenses) to your obligations. You remain liable for any deficiency with any excess being retained by us. Lessee shall reimburse Lessor for all legal and collection costs related to any default or indemnity of this lease.
**9. Miscellaneous.** You agree the Lease is a Finance Lease as defined in Article 2A of the UCC. You acknowledge we have given you the name of the Equipment Supplier; agree that you have rights under this contract with the Supplier and may contact the Supplier for a description of these rights. This Lease shall be governed and construed in accordance with the laws of the state of our principal place of business (or in the event of an assignment of this lease, the state of the assignee's state of principal place of business) and you consent to the jurisdiction of the state and federal courts located in such state. You waive your rights to a trial by jury. You agree to waive any and all rights and remedies granted to you under Sections 2A-508 through 2A-522 of the UCC. You agree that the Equipment will be used for business purposes and not for personal, family or household use. You agree that a facsimile copy of the Lease with facsimile signatures may be treated as an original and will be admissible as evidence of the Lease. We may inspect the Equipment during the Lease term.

**Lessee**

**Lessee Full Legal Name :** x OXYSURE SYSTEMS, INC.

**DBA :**

**Title :** x CEO

**FEIN/Soc. Security :** x 71-0960725

**Phone :** x (972) 294. 6450

**Print Name of Auth. Signer :** x JULIAN ROSS

**Lessee Signature :** x [signature] **Date** x 4/10/12

***Guaranty*** I unconditionally guaranty prompt payment and performance of all the lessee's obligations under this Lease. The Lessor is not required to proceed against the lessee or the equipment, or to enforce other remedies before proceeding against me. I waive notice of acceptance and all other notices or demand of any kind to which I may be entitled. This is a continuing guaranty and will remain in effect in the event of my death and may be enforced by, or, for the benefit of, any assignee or successor of the Lessor. I will pay all your expenses in enforcing the Lease and/or this guaranty. I consent to any extensions or modification granted to the Lessee and the release and/or compromise of any obligations of the Lessee or any other guarantors without releasing me from my obligations. I authorize Lessor to obtain a credit bureau report on my personal credit history.

**Signature :**

**Print Name :**

**Acceptance** This lease will not be considered valid without an authorized signature below. The lease and equipment is intended for business purposes only.

**Lessor : Nevill Financial Leasing, by :** ______________________ **Title :** ____________ **Signature :** ______________________

NEVILL imagingsolutions

# SALES ORDER

**Corporate Headquarters :**
1305 West Beltline Road • #320 • Carrollton • TX 75006
469.574.0041 • fax 469.574.0039
www.nevillsolutions.com

*Your Local Sales Office:*
Corpus Christi 361.882.6482 ☐
Fort Worth 817.595.2255 ☐
Harlingen 956.412.6482 ☐
Laredo 956.753.7212 ☐
McAllen 956.630.2100 ☐

| | |
|---|---|
| Sold to: Oxysure Systems Inc | Deliver to: |
| Billing Address 10880 John W Elliot Drive Suite 600 | Address |
| City, ST, Zip Frisco, TX 75034 | City, ST, Zip |
| Contact Julian Ross | Contact (for service) |
| PH# 972-294-6458 Fax# | PH# Fax# |
| Email jross@oxysure.com | Email |
| NEVILL Billing Code | NEVILL Shipping Code |

| Customer Status | Leasing Company | Date of Sale | Customer's PO# | Sales Consultant |
|---|---|---|---|---|
| ☐ New ☒ Existing | NFL | | | Art Diaz |
| Requested Delivery/Method | Nevill Delivers | | Terms ☐ Cash ☒ Lease ☐ Rental | |

| Quantity | Item number | MA | Product Description | Unit Price | Extended Price |
|---|---|---|---|---|---|
| 1 | Sharp MX-2300N | | Sharp Digital Multifunction System and Assc. | | In Lease |
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*Special Instructions / Lease Approval Number*

| | |
|---|---|
| Freight | 0 |
| Subtotal | 0 |
| Sales Tax | In Lease |
| TOTAL DUE | In Lease |

See reverse side for terms and conditions of sale.
Signature below indicates agreement of all terms.

form SO 02.19.09

| Customer Signature | Title | Date |
|---|---|---|
| [signature] | CEO | 4/12/12 |

**NEVILL**
thebusinessmachineleader

## COLOR

v12142005c

Nevill Business Machines, Inc., herein after referred to as "NBM" and the following named customer, herein after referred to as "Customer", agree for the maintenance of one or more products as described below, according to the terms and conditions on the reverse, which the Customer has read in full:

Customer Name Oxysure Systems

Business Address 10880 John W Elliot Drive Suite 600

City Frisco State TX Zip 75034 Telephone 972-294-6458

Customer # ______ Key Operator ______ Zone ______

x x x x

[X] *Nevill Full Service* coverage includes labor, parts, drums & supplies (excludes paper & staples).

[ ] *Nevill Standard Service* coverage includes labor & parts only (excludes drum, fuser, image unit, staples, toner & transfer belts).

[ ] *Annual Agreement** : rate $______ per year. Coverage is for one year from contract Beginning Date.

[ ] *Annual Time or Usage Contract** : rate $______ per year. Coverage is for one year from contract Beginning Date or ______ prints, whichever occurs first.

[X] *Annual Contract with a Rate** of $ 0 ______ per month / quarter. Coverage includes 0 ______ allowable color prints and 0 ______ black & white prints per month / quarter with overages invoiced monthly / quarterly at $ .08 ______ per color print and .0115 ______ per black & white print.

Single sheet scans invoiced in arrears at the rate of $ .002 per print. *all pricing does not include tax

Program Type ______ Beginning Meter ______ Beginning Date ______

| Equipment Make, Model & Description | Serial Number | Equipment ID# |
|---|---|---|
| Sharp MX-2300N | 7504023800 | |
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| | | |

[ ] special instructions : ______

### Customer Acceptance

This Contract, consisting of the terms & conditions appearing above and on the reverse side, is hereby approved, accepted and executed by the respective parties hereto on the date set forth adjacent to their signatures. By: OXYSURE SYSTEMS, INC.

Signature: [signature] title: CEO date: 4/10/12

### Nevill Acceptance

This Contract has no force or effect unless executed by a Service Manager, Service Administrator, or an Officer of the Company.

Authorized by: ______

Signature: ______ title: ______ date: ______

**NEVILL** imagingsolutions

*Corporate Headquarters*
1305 W. Belt Line • Ste. 320
Carrollton • TX 75006
469.574.0041
fax 469.574.0039

# Delivery & Acceptance

## Ship To / Dealer Location

Company Name
Oxysure Systems

Physical Address
10880 John W Elliot Drive Suite 600
Frisco, TX 75034

Contact / Phone / Fax
972-294-6458

Date Needed
ASAP

## Bill To / Customer Location

Company Name
Same

Physical Address

Contact / Phone / Fax

Ship Via

☐ New Customer ☒ Existing Customer ☐ Rental ☐ Loaner ☐ Cash Sale ☒ Lease Sale ☐ Ship In ☐ Ship Out ☒ Networked ☐ NOT Networked ☐ Demo

| Qty | Model/Description | Serial Number | ID # | Item Number |
|---|---|---|---|---|
| 1 | Sharp MX-2300N | 7504023800 | | |
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Comments:

System has already been delivered and installed.

Nevill Sales Representative Printed Name and Signature

Date

Nevill Manager Approval Signature

Date

[signature]
Customer Signature

4/10/12
Date

JULIAN T. ROSS
Customer Printed Name

CEO
Title

You agree that the equipment has been delivered to the location where it will be used, that it has been inspected and is complete, properly installed, and in good working order. You accept the equipment for all purposes as of this delivery date.

We sincerely appreciate your business!

Form DA 05.15.2010v2